                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------


         Date of Report (Date of earliest event reported): March 7, 2005

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




            Delaware                1-12387               76-0515284
(State or other jurisdiction of  (Commission          (I.R.S. Employer of
 incorporation or organization)  File Number)  Incorporation Identification No.)



       500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS         60045
         (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement

         On March 7, 2005, Tenneco Automotive Inc. amended certain of its existing benefit plans, and adopted certain new benefit plans, in which its executive officers and, in certain cases, directors participate or will participate. Prior to these actions, the company had maintained the Tenneco Automotive Inc. Supplemental Executive Compensation Plan ("SERP"), Key Executive Pension Plan ("KEPP") and Deferred Compensation Plan ("DC Plan"), each of which has been filed as an exhibit to the company's periodic reports under the Securities Exchange Act of 1934. The company amended the SERP, KEPP and DC Plan to "freeze" these plans with respect to participation, contributions and deferrals as of December 31, 2004. At the same time, the company adopted the Tenneco Automotive Inc. Supplemental Retirement Plan, Supplemental Pension Plan for Management and Incentive Deferral Plan. The company took these actions so that the participants under these plans could avoid negative tax implications that would have resulted from the passage of the American Jobs Creation Act of 2004 and its creation of Internal Revenue Code Section 409A. The new plans do not change the benefit levels that participants are entitled to receive. The Supplemental Retirement Plan provides retirement benefits with respect to certain employees that are equal to the retirement benefits lost under the company's pension plan for salaried employees as a result of the imposition of limitations included in the Internal Revenue Code of 1986. The Supplemental Pension Plan for Management provides further retirement benefits for a select group of key employees. The Incentive Deferral Plan provides directors and certain employees with the opportunity to defer compensation received by them from the company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TENNECO AUTOMOTIVE INC.


Date:    March 11, 2005                   By:  /s/ Kenneth R. Trammell
                                              -------------------------
                                              Kenneth R. Trammell
                                              Senior Vice President and
                                              Chief Financial Officer